Exhibit 99.1

Legacy Acquisition Corp. Announces Amendment to Terms of Business Combination

(New York, NY) -- March 13, 2020 -- Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy” or the “Company”), a publicly-traded Special Purpose Acquisition Company, in response to the recent dislocation in the equity markets, today announced that pursuant to an amendment (the “Amendment”) to the terms of the previously announced Amended and Restated Share Exchange Agreement, dated December 2, 2019, by and between Blue Valor Limited, a company incorporated in Hong Kong (the “Seller”), a wholly owned subsidiary of BlueFocus Intelligent Communications Group, Ltd. (“BFICG”), and Legacy, (i) the shares of Legacy’s common stock payable to the Seller at the closing of the business combination will be reduced by 3,000,000 shares, (ii) Legacy’s sponsor, Legacy Acquisition Sponsor I LLC (“Sponsor”), will transfer 3,500,000 outstanding shares of Legacy’s common stock back to Legacy which shares will be cancelled and cease to be outstanding, (iii) the Seller will be granted the right to receive 3,000,000 shares of Legacy’s common stock and (iv) the Sponsor will be granted the right to receive up to 2,000,00 shares of Legacy’s common stock, in each case, after the closing of the business combination subject to certain terms and conditions. The effectiveness of the Amendment is conditioned upon the approval of BFICG’s board of directors.

Upon the effectiveness of the Amendment:

●	The shares of Legacy’s common stock payable to the Seller at the closing of the business combination (the “Closing”) will be reduced from 30,000,000 to 27,000,000 shares. The Sponsor will transfer 3,500,000 outstanding shares of Legacy’s common stock back to Legacy which shares will be cancelled and cease to be outstanding. The foregoing represent, in the aggregate, a reduction of 6,500,000 shares of Legacy’s common stock which would have been outstanding immediately following the Closing under the terms of the previously announced business combination.

●	The Seller will be granted the right to receive such 3,000,000 shares of Legacy’s common stock after the Closing (the “Seller Post-Closing Shares”) (i) if post-Closing Legacy’s stock has a volume weighted average trading price of at least $20 per share for any 30 day period or if Legacy is sold for a share price of at least $20 per share after the Closing, or (ii) upon the 10th anniversary of the Closing.

●	The Sponsor will be granted the right to receive up to 2,000,000 shares of Legacy’s common stock after the Closing (the “Sponsor Post-Closing Shares”) as follows: (a) 1,000,000 shares, if post-Closing Legacy’s stock has a volume weighted average trading price of at least $15 per share for any 30 day period or if Legacy is sold for a share price of at least $15 per share after the Closing and (b) 1,000,000 shares, if post-Closing Legacy stock has a volume weighted average trading price of at least $20 per share for any 30 day period or if Legacy is sold for a share price of at least $20 per share after the Closing; provided, that the maximum number of Sponsor Post-Closing Shares that the Sponsor can receive is 2,000,000.

●	The amount of the Seller Post-Closing Shares and the Sponsor Post-Closing Shares which may be received and the conditions for receiving the same are subject to certain adjustments as set forth in the Amendment.

Important Information About the Business Combination and the Amendment and Where to Find It

In connection with the proposed business combination contemplated by the Amended and Restated Share Exchange Agreement (as amended by the Amendment, the “Share Exchange Agreement”), Legacy filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2019, and intends to file a definitive proxy statement with the SEC. Legacy’s security holders and other interested persons are advised to read the applicable proxy statement(s) and the amendments thereto and other relevant materials to be filed in connection with the business combination with the SEC, including, when available, a definitive proxy statement on Schedule 14A and documents incorporated by reference therein, as these materials will contain important information about the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to the applicable securityholders of Legacy as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s securityholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s definitive proxy statements that will be filed with respect to the business combination and in its annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

The Seller, BFICG, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the securityholders of Legacy in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in Legacy’s definitive proxy statements that will be filed with respect to the business combination.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, our statements regarding the impact of the Amendment on our capital structure.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Share Exchange Agreement; (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Share Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Share Exchange Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the business combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (6) the inability to obtain or maintain the listing of Blue Impact’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed business combination; (12) the ability of the Blue Impact business to ameliorate or otherwise mitigate its existing material weaknesses and any material weaknesses in internal control over financial reporting or significant deficiencies that may be identified in the future; (13) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; (14) the impact of coronavirus outbreak on capital markets and Blue Impact's business; and (15) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exhaustive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

 3